July 26, 2016

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Consulting Group Capital Markets Funds (“Trust”)
SEC File No. 033-40823
Rule 497

Ladies and Gentlemen:

Enclosed for filing pursuant to subsection (e) of Rule 497 under the Securities Act of 1933, as amended, you will find exhibits containing risk/return summary information relating to the supplement dated July 20, 2016, to the Trust’s Prospectus, dated January 1, 2016, as restated March 1, 2016. The purpose of this filing is to submit the 497(e) filing dated July 20, 2016, in XBRL for all Funds.

There are no fees required in connection with this filing. Please contact me (of Brown Brothers Harriman & Co., the Trust’s administrator) at 617-772-1616 if you have any questions or comments concerning this filing.

Very truly yours,

/s/ Suzan Barron
Suzan Barron
Assistant Secretary

cc:	Eric Metallo (via email)
Philip Stack (via email)
Timothy Levin, Esq. (via email)